--------------------------------------------------------------------------------
                     THE BLACKROCK STRATEGIC TERM TRUST INC.
                   CONSOLIDATED ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISOR
--------------------------------------------------------------------------------


                                                                   July 31, 2000

Dear Shareholder:

     In the first half of the year, fears of an open-ended tightening policy by the Federal Reserve peaked in May, which resulted in a subsequent relief in the market as the U.S. economy seemed to decelerate significantly. During the period, the Federal Reserve tightened short-term rates by 1.00% in an attempt to engineer a "soft landing" for the U.S. economy. In the first six months of the new millennium we have witnessed unprecedented volatility in both the Treasury yield curve and the spread sectors. The Treasury curve inverted sharply in the first quarter, but as weak economic data emerged in the second quarter, market participants embraced an economic "soft landing" scenario causing the yield curve to steepen. The downward revision in growth expectations allowed spread sectors to rally in the month of June, but year-to-date their performance still trails Treasuries.

     While fears of a hawkish Federal Reserve and consequent risks of a "hard landing" may not materialize immediately, the risks are skewed in that direction. A longer period of subdued financial market performance is necessary to enable the labor markets to build up slack, which is an important pre-condition for the Fed to achieve its goal. Given the likelihood of a re-emergence of risk aversion in the capital markets as well as a continual increase in the "scarcity premium" of Treasury securities, we are less inclined to be aggressive with respect to spread assets. We are also focusing on the use of high quality spread assets to increase the income or "carry" so that a total return advantage over Treasuries is achieved despite further spread widening.

     This report contains a summary of market conditions during the semi-annual period and a review of portfolio strategy by your Trust's managers in addition to the Trust's unaudited financial statements and a detailed list of the portfolio's holdings. Continued thanks for your confidence in BlackRock. We appreciate the opportunity to help you achieve your long-term investment goals.

Sincerely,


/s/ Laurence D. Fink                          /s/ Ralph L. Schlosstein

Laurence D. Fink                              Ralph L. Schlosstein
Chairman                                      President

                                                                   July 31, 2000


Dear Shareholder:

     We are pleased to present the consolidated unaudited semi-annual report for The BlackRock Strategic Term Trust Inc. ("the Trust") for the six months ending June 30, 2000. We would like to take this opportunity to review the Trust's stock price and net asset value (NAV) performance, summarize market developments and discuss recent portfolio management activity.

     The Trust is a diversified, actively managed closed-end bond fund whose shares are traded on the New York Stock Exchange under the symbol "BGT". The Trust's primary investment objective is to return $10 per share (its initial offering price) to shareholders on or about December 31, 2002. Although there can be no guarantee, BlackRock is confident that the Trust can achieve its investment objective. The Trust will seek to achieve its objective by investing in investment grade fixed income securities, including corporate debt securities, mortgage-backed securities backed by U.S. Government agencies (such as Fannie Mae, Freddie Mac or Ginnie Mae), asset-backed securities and commercial mortgage-backed securities. All of the Trust's assets must be rated at least "BBB" by Standard & Poor's or "Baa" by Moody's at time of purchase or be issued or guaranteed by the U.S. Government or its agencies.

     The table below summarizes the performance of the Trust's stock price and NAV over the period:

                                ------------------------------------------------
                                  6/30/00   12/31/99   CHANGE    HIGH      LOW
--------------------------------------------------------------------------------
  STOCK PRICE                     $8.8125    $8.8125     --      $8.88    $8.56
--------------------------------------------------------------------------------
  NET ASSET VALUE (NAV)           $9.30      $9.37     (0.75)%   $9.37    $9.22
--------------------------------------------------------------------------------
  5-YEAR U.S. TREASURY NOTE        6.18%      6.34%    (2.52)%    6.81%    6.07%
--------------------------------------------------------------------------------


THE FIXED INCOME MARKETS

     The economy entered 2000 with a tremendous amount of strength and momentum, labor markets were very tight, and the opinion was that the best news on inflation was behind us. Despite this, throughout the period, the view was that the Federal Reserve would maintain a gradual process of slowing the economy until a more pronounced pick-up in inflation was evident. In March, the Federal Reserve raised both the overnight rate and the discount rate 0.25% to 6.0% and 5.5%, respectively. Despite the sell-off in the equity market in April, in May concerns about an overheating economy due to an increased shortage of labor and rising oil prices led the Federal Reserve to raise rates another 0.50% to 6.5%.

     Recent economic data indicates that the U.S. economy started to slow in the second quarter. Consumer spending, manufacturing, and labor activity all point to a softer economy. The real question is whether this slowdown is the start of something bigger (soft or hard landing) or simply a natural pause from well above-trend growth. Goldman Sachs' financial conditions index shows that conditions are as accommodative now as they were last June, prior to the 175 basis points of Fed tightening. This suggests that growth is likely to reaccelerate later in the year and bring the Fed back into play.

     Treasury yields decreased in the first half of 2000. Over the course of the year so far, the yield of the 10-year Treasury has decreased by 42 basis points (0.42%). The yield of the 5-Year Treasury posted a net decrease of 16 basis points (0.16%). Bond prices, which move inversely to their yields, have risen in expectation of a slowing economy due to higher short-term interest rates. We anticipate a continued flattening of the yield curve as a result of an active Federal Reserve and potential Treasury repurchases of long maturity debt.

     Mortgages posted positive returns during the first half of the year but trailed the broader market, which was led by the strong rally in the Treasury market. As measured by the LEHMAN BROTHERS MORTGAGE INDEX, mortgages posted a 3.67% total return versus 3.99% for the LEHMAN BROTHERS AGGREGATE INDEX. Strength in the housing market has continued unabated, leading to more supply than expected, but in comparison to other spread sectors, mortgages benefited from greater liquidity and higher credit quality. On a relative valuation basis mortgages appear cheap, although uncertainty was increased in the market by Treasury Undersecretary Gensler's testimony concerning a bill seeking to end the quasi-governmental status of FNMA and FHLMC. GNMAs performed well during the first quarter as a Treasury substitute, since it is the only other asset class backed by the full faith and credit of the U.S. Government.

     Investment grade corporate securities encountered difficulty as fixed income investors sought the credit quality and liquidity of Treasuries. For the first half of the year, corporates as measured by MERRILL LYNCH U.S. CORPORATE MASTER INDEX returned 2.22%, under performing the LEHMAN BROTHERS AGGREGATE INDEX'S 3.99%. Supply has been manageable year to date with $8.5 billion in new issuance versus $110 billion in 1999, and $101 billion in 1998. Fundamentally the corporate market appears healthy, with companies reporting strong earnings in the first half of the year. The negatives in the corporate market are from stock market volatility, poor liquidity, increased leverage and deteriorating credit quality, which has increased uncertainty in the market. With the uncertainty of future fed action in the market, lower current yields could cloud the supply picture and lead to an acceleration in issuance.

THE TRUST'S PORTFOLIO AND INVESTMENT STRATEGY

     BlackRock actively manages the Trust's portfolio holdings consistent with BlackRock's overall market outlook and the Trust's investment objectives. The following chart compares the Trust's current and December 31, 1999 asset composition.

--------------------------------------------------------------------------------
                     THE BLACKROCK STRATEGIC TERM TRUST INC.
--------------------------------------------------------------------------------
 COMPOSITION                                 JUNE 30, 2000  DECEMBER 31, 1999
--------------------------------------------------------------------------------
 Zero Coupon Bonds                                30%              27%
--------------------------------------------------------------------------------
 Corporate Bonds                                  19%              19%
--------------------------------------------------------------------------------
 Mortgage Pass-Throughs                            9%               9%
--------------------------------------------------------------------------------
 Agency Multiple Class Mortgage Pass-Throughs      7%              10%
--------------------------------------------------------------------------------
 Interest-Only Mortgage-Backed Securities          7%               9%
--------------------------------------------------------------------------------
 Asset-Backed Securities                           6%               7%
--------------------------------------------------------------------------------
 Principal-Only Mortgage-Backed Securities         6%               5%
--------------------------------------------------------------------------------
 Adjustable & Inverse Floating Rate Mortgages      6%               3%
--------------------------------------------------------------------------------
 Taxable Municipal Bonds                           5%               5%
--------------------------------------------------------------------------------
 Commercial Mortgage-Backed Securities             2%               4%
--------------------------------------------------------------------------------
 U.S. Government & Agency Securities               2%               1%
--------------------------------------------------------------------------------
 CMO Residuals                                     1%               1%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                  RATING % OF CORPORATES
--------------------------------------------------------------------------------
                 CREDIT RATING               JUNE 30, 2000  DECEMBER 31, 1999
--------------------------------------------------------------------------------
               AAA or Equivalent                   --               3%
--------------------------------------------------------------------------------
                AA or Equivalent                  15%              22%
--------------------------------------------------------------------------------
                A or Equivalent                   34%              35%
--------------------------------------------------------------------------------
               BBB or Equivalent                  49%              40%
--------------------------------------------------------------------------------
                   Not Rated                       2%               --
--------------------------------------------------------------------------------

     In accordance with the Trust's primary investment objective of returning the initial offer price upon maturity, the Trust's portfolio management activity focused on adding securities which offer attractive yield spreads over Treasury securities and an emphasis on maturity dates approximating the Trust's termination date of December 31, 2002. Additionally, the Trust has been active in reducing positions in bonds which have maturity dates or potential cash flows after the Trust's termination date. During the reporting period, the most significant additions have been in zero-coupon bonds and adjustable & inverse floating rate mortgages. Additionally, the Trust maintained its significant weighting in investment grade corporate bonds. To finance these purchases, the Trust sold commercial mortgage backed securities and agency multiple-class mortgage pass-throughs.

     We look forward to managing the Trust to benefit from the opportunities available in the fixed income markets and to meet its investment objectives. We thank you for your investment in the BlackRock Strategic Term Trust Inc. Please feel free to contact our marketing center at (800) 227-7BFM (7236) if you have specific questions which were not addressed in this report.

Sincerely,


/s/ Robert S. Kapito                    /s/ Michael P. Lustig


Robert S. Kapito                        Michael P. Lustig
Vice Chairman and Portfolio Manager     Managing Director and Portfolio Manager
BlackRock Advisors, Inc.                BlackRock Advisors, Inc.

--------------------------------------------------------------------------------
                   THE BLACKROCK STRATEGIC TERM TRUST INC.
--------------------------------------------------------------------------------
 Symbol on New York Stock Exchange:                                 BGT
--------------------------------------------------------------------------------
 Initial Offering Date:                                      December 28, 1990
--------------------------------------------------------------------------------
 Closing Stock Price as of 6/30/00:                                $8.8125
--------------------------------------------------------------------------------
 Net Asset Value as of 6/30/00:                                    $9.30
--------------------------------------------------------------------------------
 Yield on Closing Stock Price as of 6/30/00 ($8.8125)(1):           5.39%
--------------------------------------------------------------------------------
 Current Monthly Distribution per Share(2):                        $0.0396
--------------------------------------------------------------------------------
 Current Annualized Distribution per Share(2):                     $0.4752
--------------------------------------------------------------------------------

----------

(1) Yield on Closing Stock Price is calculated by dividing the current annualized distribution per share by the closing stock price per share.

(2)  Distribution not constant and is subject to change.

--------------------------------------------------------------------------------
THE BLACKROCK STRATEGIC TERM TRUST INC.
CONSOLIDATED PORTFOLIO OF INVESTMENTS
JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
       PRINCIPAL
        AMOUNT                                                          VALUE
RATING*  (000)                  DESCRIPTION                            (NOTE 1)
--------------------------------------------------------------------------------
                 LONG-TERM INVESTMENTS--123.3%
                 MORTGAGE PASS-THROUGHS--11.5%
                 Federal Home Loan Mortgage Corp.,
       $15,071@    6.50%, 11/01/25-01/01/28 ...................     $ 14,226,589
           318     7.50%, 11/01/10, 15 Year ...................          316,737
           202     8.00%, 02/01/13 ............................          203,221
           338     9.00%, 11/01/05, 15 Year ...................          343,276
                 Federal National Mortgage Association,
        40,646@    6.50%, 05/01/26-02/01/30 ...................       38,364,579
         5,443     7.25%, 01/01/23, Proj. 797 .................        5,348,312
         2,489     7.50%, 02/01/02-06/01/08,
                     15 Year ..................................        2,481,198
            43   Government National Mortgage
                   Association,
                   9.00%, 03/15/20 ............................           44,150
                                                                    ------------
                                                                      61,328,062
                                                                    ------------
                 AGENCY MULTIPLE CLASS MORTGAGE
                 PASS-THROUGHS--9.0%
                 Federal Home Loan Mortgage Corp.,
                   Multiclass Mortgage
                   Participation Certificates,
         7,327@    Series 90, Class 90-G,
                     10/15/20 .................................        7,411,313
         2,519     Series 1488, Class 1488-F,
                     09/15/06 .................................        2,490,191
         1,419     Series 1488, Class 1488-PF,
                     09/15/06 .................................        1,416,481
           142     Series 1590, Class 1590-K,
                     10/15/23 .................................          141,155
         2,000     Series 1601, Class 1601-PG,
                     12/15/06 .................................        1,973,620
         3,033     Series 1613, Class 1613-G,
                     05/15/06 .................................        2,990,574
        10,000     Series 1686, Class 1686-PG,
                     11/15/23 .................................        9,771,800
         5,765     Series 1797, Class 1797-A,
                     07/15/08 .................................        5,638,553
                 Federal National Mortgage Association,
                   REMIC Pass-Through Certificates,
         7,313     Trust 1992-145, Class 145-K,
                     07/25/02 .................................        7,244,348
         5,492@    Trust 1992-156, Class 156-H,
                     04/25/06 .................................        5,405,869
           600     Trust 1993-71, Class 71-PG,
                     07/25/07 .................................          593,562
         2,205     Trust 1994-40, Class 40-H,
                     10/25/20 .................................        2,158,100
           958   Government National Mortgage
                   Association,
                   Trust 1996-3, Class 3-C,
                     09/20/20 .................................          975,535
                                                                    ------------
                                                                      48,211,101
                                                                    ------------
                 ADJUSTABLE & INVERSE FLOATING
                 RATE MORTGAGES--7.3%
                 Federal Home Loan Mortgage Corp.,
                   Multiclass Mortgage
                   Participation Certificates,
         5,149     Series 1594, Class 1594-S,
                     10/15/08 .................................        4,710,885
           404     Series 1603, Class 1603-MB,
                     10/15/23 .................................          395,515
         1,478     Series 1619, Class 1619-FH,
                     11/15/23 .................................        1,477,209
         1,290     Series 1637, Class 1637-LF,
                     12/15/23 .................................        1,248,917
         7,540     Series 1640, Class 1640-SE,
                     10/15/07 .................................        7,151,373
         1,206     Series 1684, Class 1684-OB,
                     03/15/24 .................................        1,191,389
         2,118     Series 1712, Class 1712-S,
                     08/15/08 .................................        2,070,686
         1,061     Series 2020, Class 2020-SB,
                     09/15/23 .................................        1,034,009
         1,860     Series 2068, Class 2068-SE,
                     06/15/27 .................................        1,815,936
                 Federal National Mortgage Association,
                   REMIC Pass-Through Certificates,
         1,469     Trust G93-17, Class 17-SH,
                     04/25/23 .................................          612,246
         2,000     Trust 1992-155, Class 155-SB,
                     12/25/06 .................................        1,793,760
         9,318     Trust 1993-61, Class 61-FC,
                     11/25/18 .................................        9,239,162
           213     Trust 1993-117, Class 117-SA,
                     07/25/08 .................................          219,096
         1,259     Trust 1993-170, Class 170-SA,
                     09/25/08 .................................        1,239,622
           735     Trust 1993-179, Class 179-SG,
                     10/25/23 .................................          699,508
         3,001     Trust 1993-185, Class 185-SG,
                     04/25/19 .................................        2,769,340
           703     Trust 1993-185, Class 185-SH,
                     04/25/19 .................................          703,923
           890     Trust 1993-225, Class 225-SB,
                     07/25/23 .................................          798,199
                                                                    ------------
                                                                      39,170,775
                                                                    ------------
                 INTEREST ONLY MORTGAGE-
                 BACKED SECURITIES--9.0%
AAA     89,939   CS First Boston Mortgage Securities,
                   Series 1997-C1, Class AX,
                     04/20/22** ...............................        7,229,590

See Notes to Consolidated Financial Statements.

--------------------------------------------------------------------------------
       PRINCIPAL
        AMOUNT                                                          VALUE
RATING*  (000)                  DESCRIPTION                            (NOTE 1)
--------------------------------------------------------------------------------
                 INTEREST ONLY MORTGAGE-
                 BACKED SECURITIES--(CONTINUED)
                 Federal Home Loan Mortgage Corp.,
                   Multiclass Mortgage
                   Participation Certificates,
      $ 7,341      Series G4, Class 4-S,
                     11/25/22 .................................     $    247,773
        6,414      Series G25, Class 25-S,
                     8/25/06 ..................................           72,347
          938      Series G39, Class 39-J,
                     03/25/24 .................................          123,408
           14      Series 186, Class 186-J,
                     08/15/21 .................................           23,568
           19      Series 1215, Class 1215-P,
                     06/15/06 .................................          100,474
            1      Series 1375, Class 1375-H,
                     12/15/05 .................................            4,032
        1,156      Series 1379, Class 1379-FB,
                     08/15/18 .................................           18,166
       14,196      Series 1386, Class 1386-S,
                     10/15/07 .................................        1,126,803
           20      Series 1434, Class 1434-LA,
                     03/15/19 .................................          144,926
        5,369      Series 1472, Class 1472-S,
                     05/15/06 .................................          124,616
       11,867      Series 1496, Class 1496-GA,
                     03/15/19 .................................          882,336
        6,232      Series 1551, Class 1551-J,
                     07/15/08 .................................          103,320
        3,996      Series 1590, Class 1590-JC,
                     01/15/19 .................................          155,795
        2,430      Series 1626, Class 1626-PV,
                     12/15/08 .................................          140,608
        2,067      Series 1662, Class 1662-P,
                     11/15/07 .................................          160,696
        5,751      Series 1682, Class 1682-SB,
                     09/15/23 .................................          195,416
       54,484      Series 1954, Class 1954-BA,
                    04/15/21 .................................           165,085
       33,636      Series 1954, Class 1954-BB,
                     04/15/21 .................................          234,780
       15,273      Series 1954, Class 1954-LL,
                     05/15/21 .................................          108,895
       15,273      Series 1954, Class 1954-LM,
                     05/15/21 .................................          108,895
       13,186      Series 1954, Class 1954-MD,
                     03/15/16 .................................          944,769
        9,400      Series 2049, Class 2049-PK,
                     06/15/14 .................................          414,183
       21,712      Series 2054, Class 2054-PL,
                     10/15/19 .................................        2,444,111
        3,009      Series 2075, Class 2075-ID,
                     11/15/14 .................................          113,773
                 Federal National Mortgage Association,
                   REMIC Pass-Through Certificates,
           22@     Trust G93-25, Class 25-N,
                     12/25/19 .................................          326,376
        5,060      Trust G93-26, Class 26-PT,
                     12/25/17 .................................          374,404
       10,551      Trust G93-31, Class 31-PS,
                     08/25/18 .................................          117,219
           12      Trust 1991-49, Class 49-G,
                     05/25/06 .................................          231,943
        1,142      Trust 1992-82, Class 82-IO,
                     05/25/22 .................................          289,360
           19@     Trust 1992-108, Class 108-L,
                     07/25/07 .................................          392,536
          989      Trust 1992-208, Class 208-S,
                     11/25/07 .................................          102,155
       10,076      Trust 1993-121, Class 121-PH,
                     01/25/19 .................................          657,252
        5,631      Trust 1993-141, Class 141-PJ,
                     06/25/19 .................................          377,055
        6,317      Trust 1993-154, Class 154-EA,
                     10/25/06 .................................          338,107
        3,196      Trust 1993-226, Class 226-SB,
                     05/25/19 .................................           57,696
        1,318      Trust 1993-245, Class 245-JA,
                     03/25/19 .................................           25,675
        1,758      Trust 1994-42, Class 42-SO,
                     03/25/23 .................................          163,333
       20,598      Trust 1996-15, Class 15-SG,
                     08/25/08 .................................        1,142,572
       12,937      Trust 1996-20, Class 20-SB,
                     10/25/08 .................................        2,506,476
        4,484      Trust 1996-24, Class 24-SB,
                     10/25/08 .................................          705,114
        8,499      Trust 1996-24, Class 24-SJ,
                     01/25/22 .................................        1,827,296
          543      Trust 1996-54, Class 54-SM,
                     09/25/23 .................................          115,475
        1,169      Trust 1997-35, Class 35-PK,
                     09/18/21 .................................           98,079
       26,744      Trust 1997-35, Class 35-SB,
                     03/25/09 .................................          303,403
       24,000      Trust 1997-44, Class 44-SC,
                     06/25/08 .................................        1,734,624
       13,141      Trust 1997-50, Class 50-HJ,
                     12/25/17 .................................          553,102
       31,192      Trust 1997-90, Class 90-L,
                     10/25/19 .................................        2,238,832
        2,891      Trust 1998-44, Class 44-IC,
                     01/18/14 .................................          268,148
                 Government National Mortgage
                   Association,
        1,099      Series 1997-16, Class 16-PR,
                     12/20/20 .................................           48,621
       11,882@     Series 1998-26, Class 26-IO,
                     10/20/18 .................................        1,323,570
                 Merrill Lynch Mortgage Investors Inc.,
AAA   103,843      Series 1997-C2, Class IO,
                     12/10/29 .................................        6,557,555
AAA    71,661      Series 1998-C2, Class IO,
                     02/15/30 .................................        4,890,815
AAA    93,834    Morgan Stanley Capital I,
                   Series 1998-HF1, Class X,
                     02/15/18 .................................        4,787,959
N/R       717    Salomon Brothers
                   Mortgage Securities VI,
                   Series 1987-3, Class B,
                     10/23/17 .................................          179,467
                                                                    ------------
                                                                      48,122,584
                                                                    ------------

See Notes to Consolidated Financial Statements.

--------------------------------------------------------------------------------
       PRINCIPAL
        AMOUNT                                                          VALUE
RATING*  (000)                  DESCRIPTION                            (NOTE 1)
--------------------------------------------------------------------------------
                 PRINCIPAL ONLY MORTGAGE-BACKED
                 SECURITIES--7.2%
AAA   $ 1,390@   Collateralized Mortgage Obligation,
                   Trust 26, Class A,
                     04/23/17 .................................     $  1,146,371
                 Federal Home Loan Mortgage Corp.,
                   Multiclass Mortgage
                   Participation Certificates,
           97      Series 1373, Class 1373-B,
                     09/15/22 .................................           95,216
        2,269      Series 1597, Class 1597-H,
                     07/15/23 .................................        1,275,812
        2,229      Series 1662, Class 1662-PO,
                     01/15/09 .................................        1,789,499
        1,047      Series 1813, Class 1813-K,
                     02/15/24 .................................          956,739
        2,933      Series 1844, Class 1844-PC,
                     03/15/24 .................................        2,478,413
          971      Series 2009, Class 2009-A,
                     12/15/22 .................................          687,766
                 Federal National Mortgage Association,
                   REMIC Pass-Through Certificates,
          476      Trust 225, Class 1,
                     06/01/23 .................................          380,178
        2,584      Trust 1992-40, Class 40-C,
                     02/25/19 .................................        2,451,460
        2,594      Trust 1993-67, Class 67-B,
                     12/25/21 .................................        2,477,630
        2,617      Trust 1993-92, Class 92-G,
                     05/25/23 .................................        1,387,266
        2,926      Trust 1993-113, Class 113-B,
                     07/25/23 .................................        2,550,525
       13,602      Trust 1993-205, Class 205-EB,
                     09/25/23 .................................       12,305,360
          386      Trust 1993-213, Class 213-H,
                     09/25/23 .................................          381,930
        1,133      Trust 1993-237, Class 237-C,
                     11/25/23 .................................        1,057,931
        1,000      Trust 1994-8, Class 8-D,
                     11/25/23 .................................          900,620
        3,053      Trust 1994-26, Class 26-G,
                     01/25/24 .................................        2,447,456
          550      Trust 1994-54, Class 54-E,
                     11/25/23 .................................          494,786
        2,245      Trust 1994-87, Class 87-E,
                     03/25/09 .................................        1,732,667
        1,523      Trust 1997-19, Class 19-C,
                     09/25/23 .................................        1,047,779
          706      Trust 1997-19, Class 19-H,
                     10/25/22 .................................          485,661
                                                                    ------------
                                                                      38,531,065
                                                                    ------------
                 COMMERCIAL MORTGAGE-BACKED
                 SECURITIES--2.0%
AA      2,290    Merrill Lynch Mortgage Investors, Inc.,
                   Series 1995-C1, Class C,
                     7.52%, 05/25/15 ..........................        2,280,045
AAA     2,000    Paine Webber Mortgage
                   Acceptance Corp.,
                   Series 1995-M1, Class A,
                     6.70%, 01/15/07** ........................        1,958,740
AA      1,574    Resolution Trust Corp.,
                   Series 1994-CI, Class C,
                     8.00%, 06/25/26 ..........................        1,572,393
A+      4,500    TVO Southwest,
                   Series 1994-MF1, Class A2,
                     9.37%, 11/18/04** ........................        4,585,464
N/R       699    Vendee Mortgage Trust,
                   Series 1995-1C, Class 3E,
                     8.00%, 07/15/18 ..........................          702,824
                                                                    ------------
                                                                      11,099,466
                                                                    ------------
                 ASSET-BACKED SECURITIES--7.6%
                 Broad Index Secured Trust Offering,**
Baa2    5,000      Series 1998-1A, Class A,
                     6.58%, 03/26/01 ..........................        4,940,933
Baa2    5,000      Series 1998-4A, Class B2,
                     8.42%, 09/09/01 ..........................        4,982,813
AAA    20,545    Chase Credit Card Master Trust,
                   Series 1997-5, Class 5-A,
                     6.194%, 08/15/05 .........................       20,180,788
N/R     2,937    Global Rated Eligible Asset Trust,
                   Series 1998-A,
                     7.33%, 09/15/07**/*** ....................          881,069
AAA     3,400    NPF Trust VI, Inc.,
                   Series 1999-1, Class A,
                     6.25%, 02/01/03** ........................        3,317,125
                 Structured Mortgage Asset
                   Residential Trust, @@/***
N/R     4,077      Series 1997-2, Class 2,
                     8.24%, 03/15/06 ..........................          896,996
N/R     4,496      Series 1997-3,
                     8.57%, 04/15/06 ..........................          989,210
A1      4,500    Student Loan Marketing Association,
                   Trust 1995-1, Class CTFS,
                     10/25/09 .................................        4,421,250
                                                                    ------------
                                                                      40,610,184
                                                                    ------------
                 U.S. GOVERNMENT SECURITIES--3.0%
                 United States Treasury Notes,
        4,800@     5.50%, 05/15/09 ............................        4,592,976
        1,145      6.125%, 08/15/07 ...........................        1,137,306
       10,000@   United States Treasury Bond,
                   6.125%, 08/15/29 ...........................       10,100,000
                                                                    ------------
                                                                      15,830,282
                                                                    ------------
                 ZERO COUPON BONDS--36.5%
                 Financing Corp (FICO Strips),
       18,000      03/07/02 ...................................       15,530,040
       29,300      12/27/02 ...................................       24,109,505
                 Government Trust Certificates (Israel),
       19,432      05/15/02 ...................................       17,161,747
       25,000      11/15/02 ...................................       21,425,750
       10,000    Government Trust Certificates (Jordan),
                   05/15/02 ...................................        8,880,100
                 U.S. Treasury Strips,
       51,200@     10/31/02 ...................................       44,186,112
       74,550@     11/30/02 ...................................       63,997,448
                                                                    ------------
                                                                     195,290,702
                                                                    ------------

See Notes to Consolidated Financial Statements.

--------------------------------------------------------------------------------
       PRINCIPAL
        AMOUNT                                                          VALUE
RATING*  (000)                  DESCRIPTION                            (NOTE 1)
--------------------------------------------------------------------------------
                 TAXABLE MUNICIPAL BONDS--6.6%
AAA     1,000    Kern County California,
                   Pension Obligation,
                     6.39%, 08/15/02 ..........................     $    984,090
AAA     3,510    Long Beach California,
                   Pension Obligation,
                     6.56%, 09/01/02 ..........................        3,464,686
AAA     5,000    Los Angeles County California,
                   Pension Obligation,
                     6.54%, 06/30/02 ..........................        4,938,900
AAA     8,000    New Jersey Economic Development
                   Auth., Zero Coupon,
                     02/15/03 .................................        6,622,080
                 New York City G.O.,
A-      5,000      6.54%, 03/15/02 ............................        4,944,500
A-      5,000      7.125%, 08/15/02 ...........................        4,988,400
A-      5,000      7.34%, 04/15/02 ............................        5,007,400
A       1,235    New York St. Environ. Fac. Auth.,
                   6.73%, 09/15/02 ............................        1,215,117
AAA     1,950    San Francisco California
                   International Airport,
                     6.35%, 05/01/02 ..........................        1,921,628
AA-     1,000    St. Josephs Health System California,
                   Rev., 7.13%, 07/01/02 ......................          996,150
                                                                    ------------
                                                                      35,082,951
                                                                    ------------
                 CORPORATE BONDS--23.4%
                 FINANCE & BANKING--9.6%
A3      4,900    Ahmanson HF & Co.,
                   8.25%, 10/01/02 ............................        4,927,097
A3      1,700    Amsouth Bancorp.,
                   6.75%, 11/01/25 ............................        1,601,842
A-      5,000    Bombardier Capital Inc.,
                   7.30%, 12/15/02** ..........................        4,955,000
A+      5,000    Goldman Sachs Group,
                   6.25%, 02/01/03** ..........................        4,806,135
                 Lehman Brothers Holdings Inc.,
A       5,000      6.625%, 12/27/02 ...........................        4,871,450
A         875      6.75%, 09/24/01 ............................          865,417
A       5,000      7.25%, 04/15/03 ............................        4,911,331
AA-     1,665    Merrill Lynch & Co. Inc.,
                   5.75%, 11/04/02 ............................        1,611,911
                 Nationsbank Corp.,
Aa2     5,000      6.65%, 04/09/02 ............................        4,938,450
Aa2     5,000      7.00%, 09/15/01 ............................        4,981,100
                 Paine Webber Group Inc.,
BBB+    2,190      7.875%, 02/15/03 ...........................        2,172,830
BBB+    7,790      8.25%, 05/01/02 ............................        7,825,912
Aa3     3,000    Salomon Smith Barney Holdings Inc.,
                   5.875%, 02/01/01 ...........................        2,976,930
                                                                    ------------
                                                                      51,445,405
                                                                    ------------
                 INDUSTRIALS--4.0%
A       1,000    Bass America Inc.,
                   8.125%, 03/31/02 ...........................        1,006,270
A+      1,000    Ford Motor Credit Co.,
                   8.00%, 06/15/02 ............................        1,010,310
Baa2    5,425    Jones Apparel Group Inc.,
                   6.25%, 10/01/01 ............................        5,284,018
Baa1    5,000    Norfolk Southern Corp.,
                   6.95%, 05/01/02 ............................        4,930,750
Baa2    5,265    Raytheon Co.,
                   6.45%, 08/15/02 ............................        5,138,008
AA-     4,000    TCI Communications Inc.,
                   9.25%, 04/15/02 ............................        4,140,280
                                                                    ------------
                                                                      21,509,636
                                                                    ------------
                 UTILITIES--3.1%
A3      5,000@   Columbia Energy Group,
                   6.61%, 11/28/02 ............................        4,861,650
BBB     2,850    Telecom de Puerto Rico,
                   6.15%, 05/15/02 ............................        2,766,469
BBB-    5,000    Valero Energy,
                   6.75%, 12/15/02** ..........................        4,839,528
A       4,000    360 Communications,
                   7.125%, 03/01/03 ...........................        3,952,520
                                                                    ------------
                                                                      16,420,167
                                                                    ------------
                 YANKEE--6.7%
N/R     2,310    Banamex Remittance Master Trust,
                   Ser. 1996-1, 7.57%, 01/01/01** .............        2,300,934
A       5,000    Corporacion Andina de Fomento,
                   7.10%, 02/01/03 ............................        4,883,250
BBB-    3,500    Empresa Elec. Guacolda SA,
                   7.95%, 04/30/03** ..........................        3,353,041
BBB+    1,650    Empresa Elec. Pehuenche,
                   7.30%, 05/01/03 ............................        1,597,776
BBB     2,000    Korea Development Bank,
                   6.50%, 11/15/02 ............................        1,934,020
BBB+   10,000    Republic of Argentina,
                   Zero Coupon, 04/15/01 ......................        9,275,000
BBB-    5,000    Telecom Argentina,
                   9.75%, 07/12/01** ..........................        5,000,000
BBB-    5,000    Transpatadora de Gas Tragas,
                   10.25%, 04/25/01 ...........................        5,025,000
BBB+    2,357    YPF Sociedad Anonima,
                   7.50%, 10/26/02 ............................        2,321,863
                                                                    ------------
                                                                      35,690,884
                                                                    ------------
                 Total corporate bonds ........................      125,066,092
                                                                    ------------

                 COLLATERALIZED MORTGAGE
                 OBLIGATION RESIDUALS*** --0.2%
                 Federal Home Loan Mortgage Corp.,
           10      Series 1016, Class 1016-R,
                     11/15/20 .................................            9,700
                 Federal National Mortgage Association,
                   REMIC,
            1      Trust 1991-9, Class 9-R,
                     02/25/06 .................................           75,000
            1      Trust 1991-9, Class 9-RL,
                     02/25/06 .................................            1,000
            1       Trust 1991-48, Class 48-R,
                     05/25/06 .................................          265,000
            1      Trust 1991-48, Class 48-RL,
                     05/25/06 .................................            1,000
            6       Trust 1991-50, Class 50-R,
                     05/25/06 .................................          550,260
                                                                    ------------
                                                                         901,960
                                                                    ------------

See Notes to Consolidated Financial Statements.

--------------------------------------------------------------------------------
       NOTIONAL
        AMOUNT                                                          VALUE
RATING*  (000)                  DESCRIPTION                            (NOTE 1)
--------------------------------------------------------------------------------
                 CALL OPTIONS PURCHASED
      $85,000    Interest Rate Swap,
                   5.60% over 3 Month LIBOR,
                     expires 08/07/00 .........................    $          9
                                                                   ------------
                   Total long-term investments
                     (cost $676,140,533) ......................     659,245,233

       PRINCIPAL
        AMOUNT
         (000)
       ---------
                 SHORT-TERM INVESTMENTS--0.6%
                 DISCOUNT NOTE
       $3,369    Student Loan Marketing Association,
                   6.57%, 07/03/00
                     (amortized cost $3,368,770) ..............       3,368,770
                                                                   ------------

                 Total investments before
                   investments sold short--123.9%
                     (cost $679,509,303) ......................     662,614,003

                 INVESTMENTS SOLD SHORT--(1.4%)
       (7,500)   U.S. Treasury Note,
                   6.00%, 08/15/09
                     (proceeds received $7,355,859) ...........      (7,440,225)
                                                                   ------------

                   Total investments net of
                     investments sold
                     short--122.5%
                     (cost $672,153,444)  .....................     655,173,778
                                                                   ------------

                   Liabilities in excess of other
                     assets--(22.5%) ..........................    (120,247,995)
                                                                   ------------

                   NET ASSETS --100%  .........................    $534,925,783
                                                                   ============

----------

*    Using the higher of Standard & Poor's, Moody's or Fitch's rating.

** Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

***  Illiquid securities representing 0.69% of net assets.

@ Entire or partial principal amount pledged as collateral for reverse repurchase agreements or financial futures contracts.

@@ Security is restricted as to public resale. The securities were acquired in 1997 and have an aggregate current cost of $2,771,263.

--------------------------------------------------------------------------------
                              KEY TO ABBREVIATIONS
            CMO  -- Collateralized Mortgage Obligation.
           G.O.  -- General Obligation.
          LIBOR  -- London InterBank Offer Rate.
          REMIC  -- Real Estate Mortgage Investment Conduit.
--------------------------------------------------------------------------------

See Notes to Consolidated Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK STRATEGIC TERM TRUST INC.
CONSOLIDATED STATEMENT OF
ASSETS AND LIABILITIES
JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS
Investments, at value (cost $679,509,303)
  (Note 1) .................................................      $662,614,003
Cash .......................................................             5,821
Deposit with broker as collateral
   for investments sold short (Note 1) .....................         7,612,500
Interest receivable ........................................         5,990,823
Other assets ...............................................            24,646
                                                                  ------------
                                                                   676,247,793
                                                                  ------------
LIABILITIES
Reverse repurchase agreements (Note 4) .....................       132,451,125
Investment sold short, at value
  (proceeds $7,355,859) (Note 1) ...........................         7,440,225
Interest payable ...........................................           493,474
Investment advisory fee payable (Note 2) ...................           174,497
Administration fee payable (Note 2) ........................            38,289
Accrued expenses and other liabilities .....................           724,400
                                                                  ------------
                                                                   141,322,010
                                                                  ------------
NET ASSETS .................................................      $534,925,783
                                                                  ============

Net assets were comprised of:
  Common stock, at par (Note 5) ............................      $    575,106
  Paid-in capital in excess of par .........................       533,510,933
                                                                  ------------
                                                                   534,086,039

Undistributed net investment income ........................        43,313,974
Accumulated net realized loss ..............................       (25,270,388)
Net unrealized depreciation ................................       (17,203,842)
                                                                  ------------
Net assets, June 30, 2000 ..................................      $534,925,783
                                                                  ============
Net asset value per share:
  ($534,925,783 / 57,510,639 shares of
  common stock issued and outstanding) .....................      $       9.30
                                                                  ============

--------------------------------------------------------------------------------
THE BLACKROCK STRATEGIC TERM TRUST INC.
CONSOLIDATED STATEMENT
OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

NET INVESTMENT INCOME
Income
  Interest earned (net of premium
    amortization of $7,121,368 and
    interest expense of $4,498,394) ............................    $14,283,130
                                                                    -----------

Operating expenses
  Investment advisory ..........................................      1,203,357
  Administration ...............................................        267,413
  Legal ........................................................         97,000
  Custodian ....................................................         82,000
  Reports to shareholders ......................................         49,000
  Transfer agent ...............................................         40,000
  Directors ....................................................         36,000
  Registration .................................................         24,000
  Independent accountants ......................................         21,000
  Miscellaneous ................................................         84,922
                                                                    -----------
    Total operating expenses ...................................      1,904,692
                                                                    -----------
Net investment income before excise tax ........................     12,378,438
  Excise tax ...................................................        463,637
                                                                    -----------
Net investment income ..........................................     11,914,801
                                                                    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS
Net realized loss on:
  Investments ..................................................     (1,024,929)
  Futures ......................................................     (7,943,162)
                                                                    -----------
                                                                     (8,968,091)
                                                                    -----------
Change in net unrealized appreciation (depreciation) on:
  Investments ..................................................      4,795,369
  Futures ......................................................        (28,176)
  Short sales ..................................................       (174,600)
                                                                    -----------
                                                                      4,592,593
                                                                    -----------
Net loss on investments ........................................     (4,375,498)
                                                                    -----------
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS ................................................    $ 7,539,303
                                                                    ===========

See Notes to Consolidated Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK STRATEGIC TERM TRUST INC.
CONSOLIDATED STATEMENT OF CASH FLOWS
SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

RECONCILIATION OF NET INCREASE IN
  NET ASSETS RESULTING FROM
  OPERATIONS TO NET CASH FLOWS
  PROVIDED BY OPERATING ACTIVITIES
Net increase in net assets resulting
  from operations ..............................................    $ 7,539,303
                                                                    -----------
Decrease in  investments .......................................     41,245,857
Net realized  loss .............................................      8,968,091
Decrease in unrealized depreciation ............................     (4,592,593)
Increase in receivable for investments sold ....................       (131,250)
Increase in receivable for variation margin ....................       (250,008)
Decrease in interest receivable ................................        146,777
Increase in payable for securities sold short ..................        174,600
Decrease in interest payable ...................................       (167,876)
Increase in other assets .......................................        (24,646)
Decrease in accrued expenses and other liabilities .............     (1,143,239)
                                                                    -----------
    Total adjustments ..........................................     44,225,713
                                                                    -----------
Net cash flows provided by operating activities ................    $51,765,016
                                                                    ===========

INCREASE (DECREASE) IN CASH
Net cash flows provided by operating activities ................    $51,765,016
                                                                    -----------
Cash flows used for financing activities:
  Decrease in reverse repurchase agreements ....................    (38,708,000)
  Cash dividends paid ..........................................    (13,658,662)
                                                                    -----------
Net cash flows used for financing activities ...................    (52,366,662)
                                                                    -----------
Net decrease in cash ...........................................       (601,646)
Cash at beginning of period ....................................        607,467
                                                                    -----------
Cash at end of period ..........................................    $     5,821
                                                                    ===========

--------------------------------------------------------------------------------
THE BLACKROCK STRATEGIC TERM TRUST INC.
CONSOLIDATED STATEMENTS OF CHANGES
IN NET ASSETS (UNAUDITED)
--------------------------------------------------------------------------------

                                                     SIX MONTHS     YEAR ENDED
                                                        ENDED      DECEMBER 31,
                                                    JUNE 30, 2000      1999
                                                    -------------  ------------
INCREASE (DECREASE) IN NET ASSETS

Operations:

  Net investment income ..........................  $ 11,914,801   $ 38,150,947

  Net realized loss ..............................    (8,968,091)   (18,621,986)

  Net change in unrealized
    appreciation (depreciation) ..................     4,592,593    (33,195,592)
                                                    ------------   ------------

  Net increase (decrease) in net
    assets resulting from
    operations ...................................     7,539,303    (13,666,631)


  Dividends from net
    investment income ............................   (11,382,218)   (27,317,284)
                                                    ------------   ------------
  Total decrease .................................    (3,842,915)   (40,983,915)


NET ASSETS

  Beginning of period ............................   538,768,698    579,752,613
                                                    ------------   ------------

  End of period (including
    undistributed net investment
    income of $43,313,974 and
    $42,781,391, respectively) ...................  $534,925,783   $538,768,698
                                                    ============   ============

See Notes to Consolidated Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK STRATEGIC TERM TRUST INC.
CONSOLIDATED FINANCIAL HIGHLIGHTS (UNAUDITED)
--------------------------------------------------------------------------------

                                                 SIX MONTHS ENDED                       YEAR ENDED DECEMBER 31,
                                                      JUNE 30,        ------------------------------------------------------------
                                                        2000            1999         1998         1997         1996         1995
                                                      --------        --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ..............   $   9.37        $  10.08     $   9.54     $   9.15     $   9.32     $   8.12
                                                      --------        --------     --------     --------     --------     --------
  Net investment income (net of
    interest expense of $0.08, $0.22,
    $0.23, $0.18, $0.19 and $0.34,
    respectively) .................................       0.24            0.66         0.72         0.67         0.58         0.62
Net realized and unrealized gain (loss) ...........      (0.11)          (0.89)        0.30         0.20        (0.22)        1.14
                                                      --------        --------     --------     --------     --------     --------
Net increase (decrease) from
investment operations .............................       0.13           (0.23)        1.02         0.87         0.36         1.76
                                                      --------        --------     --------     --------     --------     --------
Dividends from net investment income ..............      (0.20)          (0.48)       (0.48)       (0.48)       (0.53)       (0.56)
                                                      --------        --------     --------     --------     --------     --------
Net asset value, end of period* ...................   $   9.30        $   9.37     $  10.08     $   9.54     $   9.15     $   9.32
                                                      ========        ========     ========     ========     ========     ========
Market value, end of period* ......................   $   8.81        $   8.81     $   9.19     $   8.50     $   8.00     $   7.63
                                                      ========        ========     ========     ========     ========     ========
TOTAL INVESTMENT RETURN+ ..........................       2.29%           1.07%       14.02%       12.56%       11.79%       14.68%
RATIOS TO AVERAGE NET ASSETS:
Operating expenses ................................       0.71%+++        0.72%        0.75%        0.73%        0.74%        0.78%
Operating expenses and interest expense ...........       2.40%+++        3.00%        3.12%        3.05%        3.87%        4.68%
Operating expenses, interest expense
and excise taxes ..................................       2.57%+++        3.36%        3.19%        3.05%        3.87%        4.68%
Net investment income .............................       4.47%+++        6.84%        7.35%        6.84%        6.39%        7.13%
SUPPLEMENTAL DATA:
Average net assets (000) ..........................   $534,826        $557,648     $563,470     $531,101     $518,963     $501,869
Portfolio turnover rate ...........................         10%             58%          61%         110%         107%         135%
Net assets, end of period (000) ...................   $534,926        $538,769     $579,753     $548,516     $526,116     $535,741
Reverse repurchase agreements
outstanding,end of period (000) ...................   $132,451        $171,159     $286,008     $212,244     $213,085     $232,396
Asset coverage++ ..................................   $  5,055        $  4,148     $  3,027     $  3,584     $  3,469     $  3,305

----------

* Net asset value and market value are published in BARRON'S on Saturday and THE WALL STREET JOURNAL on Monday.

+ Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each year reported. Dividends are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's reinvestment plan. Total investment return does not reflect brokerage commissions. Total investment return for the period of less than one year has not been annualized.

++   Per $1,000 of reverse repurchase agreements outstanding.

+++  Annualized.

The information above represents the unaudited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's shares.

                 See Notes to Consolidated Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK STRATEGIC TERM TRUST INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION & ACCOUNTING POLICIES

The BlackRock Strategic Term Trust Inc., (the "Trust") a Maryland corporation, is a diversified, closed-end management investment company. The Trust's primary investment objective is to manage a portfolio of investment grade fixed income securities that will return at least $10 per share to investors on or shortly before December 31, 2002. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry or region. No assurance can be given that the Trust's investment objective will be achieved.

     On October 31, 1998, the Trust transferred a substantial portion of its total assets to a 100% owned regulated investment company subsidiary called BGT Subsidiary, Inc.These consolidated financial statements include the operations of both the Trust and its wholly-owned subsidiary after eliminattion of all intercompany transactions and balances.

     The following is a summary of significant accounting policies followed by the Trust.

SECURITIES VALUATION: The Trust values mortgage-backed, asset-backed, and other debt securities, interest rate swaps, caps, floors and non-exchange traded options on the basis of current market quotations provided by dealers or pricing services approved by the Trust's Board of Directors. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from dealers, market transactions in comparable securities, various relationships observed in the market between securities, and calculated yield measures based on valuation technology commonly employed in the market for such securities. Exchange-traded options are valued at their last sales price as of the close of options trading on applicable exchanges. In the absence of a last sale, options are valued at the average of the quoted bid and asked prices as of the close of business. A futures contract is valued at the last sale price as of the close of the commodities exchange on which it trades. Short-term securities are valued at amortized cost. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

REPURCHASE AGREEMENT: In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

OPTION SELLING/PURCHASING: When the Trust sells or purchases an option, an amount equal to the premium received or paid by the Trust is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or a loss on investment transactions. The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

     Options, when used by the Trust, help in maintaining a targeted duration. Duration is a measure of the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of "one" means that a portfolio's or a security's price would be expected to change by approximately one percent with a one percent change in interest rates, while a duration of five would imply that the price would move approximately five percent in relation to a one percent change in interest rates.

     Option selling and purchasing is used by the Trust to effectively hedge positions, or collections of positions, so that changes in interest rates do not change the duration of the portfolio unexpectedly. In general, the Trust uses options to hedge a long or short position or an overall portfolio that is longer or shorter than the benchmark security. A call option gives the purchaser of the option the right (but not obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time during the option period. Put options can be purchased to effectively hedge a position or a portfolio against price declines if a portfolio is long. In the same sense, call options can be purchased to hedge a portfolio that is shorter than its benchmark against price changes. The Trust can also sell (or write) covered call options and put options to hedge portfolio positions.

     The main risk that is associated with purchasing options is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing call options is that the Trust may forego the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing put options is that the Trust may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, as with futures contracts, the Trust risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

INTEREST RATE SWAPS: In a simple interest rate swap, one investor pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, an investor may pay a fixed rate and receive a floating rate. Interest rate swaps were conceived as asset/liability management tools. In more complex swaps, the notional principal amount may decline (or amortize) overtime.

     During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by "marking-to-market" to reflect the market value of the swap. When the swap is terminated, the Trust will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract, if any.

     The Trust is exposed to credit loss in the event of non-performance by the other party to the swap. However, the Trust does not anticipate non-performance by any counterparty.

SWAP OPTIONS: Swap options are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the option. Premiums received or paid from writing or purchasing options are recorded as liabilities or assets and are subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expires unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commission, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or loss on investment transactions.

     The main risk that is associated with purchasing swap options is that the swap option expires without being exercised. In this case, the option expires worthless and the premium paid for the swap option is considered the loss. The main risk that is associated with the writing of a swap option is the market risk of an unfavorable change in the value of the interest rate swap underlying the written swap option.

     Swap options may be used by the Trust to manage the duration of the Trust's portfolio in a manner similar to more generic options described above.

FINANCIAL FUTURES CONTRACTS: A futures contract is an agreement between two parties to buy or sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period that the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract.

     Financial futures contracts, when used by the Trust, help in maintaining a targeted duration. Futures contracts can be sold to effectively shorten an otherwise longer duration portfolio. In the same sense, futures contracts can be purchased to lengthen a portfolio that is shorter than its duration target. Thus, by buying or selling futures contracts, the Trust can effectively hedge positions so that changes in interest rates do not change the duration of the portfolio unexpectedly.

     The Trust may invest in financial futures contracts primarily for the purpose of hedging its existing portfolio securities or securities the Trust intends to purchase against fluctuations in value caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures con-tracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Trust is also at the risk of not being able to enter into a closing transaction for the futures contract because of an illiquid secondary market. In addition, since futures are used to shorten or lengthen a portfolio's duration, there is a risk that the portfolio may have temporarily performed better without the hedge or that the Trust may lose the opportunity to realize appreciation in the market price of the underlying positions.

SHORT SALES: The Trust may make short sales of securities as a method of hedging potential price declines in similar securities owned. When the Trust makes a short sale, it may borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow the particular securities and may be obligated to pay over any payments received on such borrowed securities. A gain, limited to the price at which the Trust sold the security short, or a loss, unlimited as to dollar amount will be recognized upon the termination of a short sale if the market price is less or greater than the proceeds originally received.

SECURITIES LENDING: The Trust may lend its portfolio securities to qualified institutions. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned. The Trust may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Trust receives compensation for lending its securities in the form of interest on the loan. The Trust also continues to receive interest on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Trust.

     The trust did not engage in securities lending during the period ended June 30, 2000.

INTEREST RATE CAPS: Interest rate caps are similar to interest rate swaps, except that one party agrees to pay a fee, while the other party pays the excess, if any, of a floating rate over a specified fixed or floating rate.

     Interest rate caps are intended to both manage the duration of the Trust's portfolio and its exposure to changes in short term rates. Owning interest rate caps reduces the portfolio's duration, making it less sensitive to changes in interest rates from a market value perspective. The effect on income involves protection from rising short term rates, which the Trust experiences primarily in the form of leverage.

     The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate cap. However, the Trust does not anticipate non-performance by any counterparty.

     Transaction fees paid or received by the Trust are recognized as assets or liabilities and amortized or accreted into interest expense or income over the life of the interest rate cap. The asset or liability is subsequentlyadjusted to the current market value of the interest rate cap purchased or sold. Changes in the value of the interest rate cap are recognized as unrealized gains and losses.

INTEREST RATE FLOORS: Interest rate floors are similar to interest rate swaps, except that one party agrees to pay a fee, while the other party pays the deficiency, if any, of a floating rate under a specified fixed or floating rate.

     Interest rate floors are used by the Trust to both manage the duration of the portfolio and its exposure to changes in short-term interest rates. Selling interest rate floors reduces the portfolio's duration, making it less sensitive to changes in interest rates from a market value perspective. The Trust's leverage provides extra income in a period of falling rates. Selling floors reduces some of the advantage by partially monetizing it as an up front payment which the Trust receives.

     The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate floor. However, the Trust does not anticipate non-performance by any counterparty.

     Transaction fees paid or received by the Trust are recognized as assets or liabilities and amortized or accreted into interest expense or income over the life of the interest rate floor. The asset or liability is subsequently adjusted to the current market value of the interest rate floor purchased or sold. Changes in the value of the interest rate floor are recognized as unrealized gains and losses.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis, and the Trust accretes discount and amortizes premium on securities purchased using the interest method.

FEDERAL INCOME TAXES: It is the Trust's intention to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient taxable income to shareholders. Therefore, no federal income tax provision is required. As part of the tax planning strategy, the Trust may retain a portion of its taxable income and pay an excise tax on the undistributed amounts.

DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions monthly, first from net investment income, then from realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards, may be distributed annually. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financialstatements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2. AGREEMENTS

The Trust has an Investment Advisory Agreement with BlackRock Advisors Inc. (the "Advisor"), which is a wholly-owned subsidiary of BlackRock, Inc., which in turn is an indirect majority-owned subsidiary of PNC Financial Services Group, Inc. The Trust has an Administration Agreement with Morgan Stanley Dean Witter Advisors Inc. ("MSDWA"), formerly Dean Witter InterCapital, Inc.

     The investment advisory fee paid to the Advisor is computed weekly and payable monthly at an annual rate of 0.45%. The administration fee paid to MSDWA is also computed weekly and payable monthly at an annual rate of 0.10% .

     Pursuant to the agreements, the Advisor provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust who are affiliated persons of the Advisor. MSDWA pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.


NOTE 3. PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than for short-term investments, for the period ended June 30, 2000, aggregated $64,360,331 and $72,284,262, respectively.

     The Trust may invest up to 60% of its portfolio assets in securities which are not readily marketable, including those which are restricted as to disposition under securities law ("restricted securities"). At June 30, 2000, the Trust held 10.3% of its net assets in securities restricted as to resale.

     The Trust may from time to time purchase in the secondary market certain mortgage pass-through securities packaged or master serviced by affiliates such as PNC Mortgage Securities Corp. (or Sears Mortgage if PNC Mortgage Securities Corp. succeeded to rights and duties of Sears) or mortgage related securities containing loans or mortgages originated by PNC Bank or its affiliates,
including   Midland  Loan   Services,   Inc.  It  is  possible   under   certain
circumstances, PNC Mortgage Securities Corp. or its affiliates, including Midland Loan Services, Inc. could have interests that are in conflict with the holders of these mortgage-backed securities, and such holders could have rights against PNC Mortgage Securities Corp. or its affiliates, including Midland Loan Services, Inc.

     The federal income tax basis of the Trust's investments at June 30, 2000 was substantially the same as the basis for financial reporting, and, accordingly, net unrealized depreciation for federal income tax purposes was $16,895,300 (gross unrealized appreciation--$14,012,119; gross unrealized depreciation--$30,907,419).

     For federal income tax purposes, the Trust has a capital loss carryforward as of December 31, 1999 of approximately $7,236,000 of which $2,195,000 expires in 2001 and $5,041,000 expires at the termination of the Trust.

     Details of open financial futures contract at June 30, 2000 are as follows:


                                    VALUE AT          VALUE AT
NUMBER OF           EXPIRATION       TRADE            JUNE 30,      UNREALIZED
CONTRACTS  TYPE        DATE           DATE              2000       DEPRECIATION
   ---    ------    ----------    -------------    -------------    ----------
Short position:
          30 Yr.
   500    T-Bond    Sept. 2000    $(36,825,824)    $(37,050,000)    $(224,176)
                                                                    =========

NOTE 4. BORROWINGS

REVERSE REPURCHASE AGREEMENTS: The Trust may enter into reverse repurchase agreements with qualified, third party broker-dealers as determined by and under the direction of the Trust's board of directors. Interest on the value of the reverse repurchase agreements issued and outstanding will be based upon competitive market rates at the time of issuance. At the time the Trust enters into a reverse repurchase agreement, it will establish and maintain a segregated account with the lender the value of which at least equals the principal amount of the reverse repurchase transaction, including accrued interest.

     The average daily balance of reverse repurchase agreements outstanding during the six months ended June 30, 2000 was $150,381,515 at a weighted average interest rate of approximately 5.98%. The maximum amount of reverse repurchase agreements outstanding at any month-end during the period was $165,805,715 as of February 29, 2000 which was 23.2% of total assets.

DOLLAR ROLLS: The Trust may enter into dollar rolls in which the Trust sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Trust forgoes principal and interest paid on the securities. The Trust will be compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date.

     The Trust did not engage in dollar rolls during the period ended June 30, 2000.

NOTE 5. CAPITAL

There are 200 million shares of $.01 par value common stock authorized. Of the shares outstanding at June 30, 2000, the Advisor owned 10,724 shares.

NOTE 6. DIVIDENDS

Subsequent to June 30, 2000, the Board of Directors of the Trust declared dividends from undistributed earnings of $0.0396 per share payable July 31, 2000 to shareholders of record on July 14, 2000.

--------------------------------------------------------------------------------
                     THE BLACKROCK STRATEGIC TERM TRUST INC.
                           DIVIDENDS REINVESTMENT PLAN
--------------------------------------------------------------------------------

     Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), shareholders may elect to have all distributions of dividends and capital gains reinvested by Morgan Stanley Dean Witter Trust FSB(the "Agent") in Trust shares pursuant to the Plan. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the transfer agent, as dividend disbursing agent.

     The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust shares in the open market on the New York Stock Exchange or elsewhere for the participants' accounts. The Trust will not issue any new shares under the Plan.

     Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment will be made for any fraction of a Trust share.

     The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, staate or local income tax that may be payable on such dividends or distributions.

     The Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days' written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 576-3143 or BlackRock Financial Management at (800) 227-7BFM. The addresses are on the front of this report.

--------------------------------------------------------------------------------
                     THE BLACKROCK STRATEGIC TERM TRUST INC.
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

      ANNUAL MEETING OF TRUST SHAREHOLDERS. There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders or to its charter or by-laws or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's Portfolio.

     The Annual Meeting of Shareholders was held May 18, 2000 to vote on the following matters:

     (1)  To elect three Directors as follows:

          DIRECTOR                              CLASS       TERM        EXPIRING
          --------                              ----        -----        -------
          Andrew F. Brimmer ..................   III       3 years        2003
          Kent Dixon .........................   III       3 years        2003
          Laurence D. Fink ...................   III       3 years        2003

          Directors whose term of office continues beyond this meeting are Richard E. Cavanagh, Frank J. Fabozzi, James Clayburn La Force, Jr., Walter F. Mondale and Ralph L. Schlosstein.

     (2) To ratify the selection of Deloitte & Touche LLP as independent public accountants of the Trust for the fiscal year ending December 31, 2000.

     Shareholders elected the three Directors and ratified the selection of Deloitte & Touche LLP. The results of the voting was as follows:

                                          VOTES FOR   VOTES AGAINST  ABSTENTIONS
                                          --------     -----------   ----------
     Andrew F. Brimmer ...............   35,191,110        --         7,222,923
     Kent Dixon ......................   35,251,774        --         7,162,259
     Laurence D. Fink ................   35,212,340        --         7,201,693
     Ratification of
       Deloitte & Touche LLP .........   41,898,117      209,874        306,042

--------------------------------------------------------------------------------
                     THE BLACKROCK STRATEGIC TERM TRUST INC.
                               INVESTMENT SUMMARY
--------------------------------------------------------------------------------

THE TRUST'S INVESTMENT OBJECTIVE

The BlackRock Strategic Term Trust Inc.'s primary investment objective is to manage a portfolio of investment grade fixed income securities that will return at least $10 per share (the initial public offering price per share) to investors on or shortly before December 31, 2002.

WHO MANAGES THE TRUST?

BlackRock Advisors, Inc. (the "Advisor") is an SEC-registered investment advisor. As of June 30, 2000, the Advisor and its affiliates (together, "BlackRock") managed $177 billion on behalf of taxable and tax-exempt clients worldwide. Strategies include fixed income, equity and cash any may incorporate both domestic and international securities. Domestic fixed income strategies utilize the government, mortgage, corporate and municipal bond sectors.BlackRock manages twenty-two closed-end funds that are traded on either the New York or American stock exchanges, and a $28 billion family of open-end funds. BlackRock manages over 629 accounts, domiciled in the United States and overseas.

WHAT CAN THE TRUST INVEST IN?

The Trust may invest in all fixed income securities rated investment grade or higher ("AAA", "AA", "A" or "BBB"). Examples of securities in which the Trust may invest include U.S. government and government agency securities, zero coupon securities, mortgage-backed securities, corporate debt securities, asset-backed securities, U.S. dollar-denominated foreign debt securities and municipal securities. Under current market conditions, BlackRock expects that the primary investments of the Trust will be U.S. government securities, securities backed by government agencies (such as mortgage-backed securities) and corporate debt securities.

WHAT IS THE ADVISOR'S INVESTMENT STRATEGY?

The Advisor will seek to meet the Trust's investment objective by managing the assets of the Trust so as to return the initial offering price ($10 per share) at maturity. The Advisor will implement a conservative strategy that will seek to closely match the maturity of the assets of the portfolio with the future return of the initial investment at the end of 2002. At the Trust's termination, the Advisor expects that the value of the securities which have matured, combined with the value of the securities that are sold will be sufficient to return the initial offering price to investors. On a continuous basis, the Trust will seek its objective by actively managing its assets in relation to market conditions, interest rate changes and, importantly, the remaining term to maturity of the Trust.

In order to maintain competitive yields as the Trust approaches maturity and depending on market conditions, the Advisor will attempt to purchase securities with call protection or maturities as close to the Trust's maturity date as possible. Securities with call protection should provide the portfolio with some degree of protection against reinvestment risk during times of lower prevailing interest rates. Since the Trust's primary goal is to return the initial offering price at maturity, any cash that the Trust receives prior to its maturity date (i.e. cash from early and regularly scheduled payments of principal on mortgage-backed securities) will be reinvested in securities with maturities which coincide with the remaining term of the Trust. Since shorter-term securities typically yield less than longer-term securities, this strategy will likely result in a decline in the Trust's income over time. It is important to note that the Trust will be managed so as to preserve the integrity of the return of the initial offering price.

HOW ARE THE TRUST'S SHARES PURCHASED AND SOLD? DOES THE TRUST PAY DIVIDENDS REGULARLY?

The Trust's shares are traded on the New York Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial advisor. The Trust pays monthly dividends which are typically paid on the first business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the fund through the Trust's transfer agent, Dean Witter Trust Company. Investors who wish to hold shares in a brokerage account should check with their financial advisor to determine whether their brokerage firm offers dividend reinvestment services.

LEVERAGE CONSIDERATIONS IN A TERM TRUST

Under current market conditions, leverage increases the income earned by the Trust. The Trust employs leverage primarily through the use of reverse repurchase agreements and dollar rolls. Leverage permits the Trust to borrow money at short-term rates and reinvest that money in longer-term assets which typically offer higher interest rates. The difference between the cost of the borrowed funds and the income earned on the proceeds that are invested in longer term assets is the benefit to the Trust from leverage.

Leverage also increases the duration (or price volatility of the net assets) of the Trust, which can improve the performance of the fund in a declining rate environment, but can cause net assets to decline faster than the market in a rising environment. The Advisor's portfolio managers continuously monitor and regularly review the Trust's use of leverage and the Trust may reduce, or unwind, the amount of leverage employed should the Advisor consider that
reduction   to  be  in  the  best   interests  of  the   shareholders.

SPECIAL  CONSIDERATIONS  AND RISK  FACTORS  RELEVANT TO TERM TRUSTS

THE TRUST IS INTENDED TO BE A LONG-TERM INVESTMENT AND IS NOT A SHORT-TERM TRADING VEHICLE.

RETURN OF INITIAL INVESTMENT. Although the objective of the Trust is to return its initial offering price upon termination, there can be no assurance that this objective will be achieved.

DIVIDEND CONSIDERATIONS. The income and dividends paid by the Trust are likely to decline to some extent over the term of the Trust due to the anticipated shortening of the dollar-weighted average maturity of the Trust's assets.

INTEREST-ONLY SECURITIES (IO). The yield to maturity on an IOclass is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a repaid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Trust may fail to recoup fully its initial investment in these securities even if the securities are rated AAA by S&P or Aaa by Moody's.

LEVERAGE. The Trust utilizes leverage through reverse repurchase agreements and dollar rolls, which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trust trade on the New York Stock Exchange (NYSE symbol: BGT) and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. The cash flow and yield characteristics of these securities differ from traditional debt securities. The major differences typically include more frequent payments and the possibility of prepayments which will change the yield to maturity of the security.

CORPORATE DEBT SECURITIES. The value of corporate debt securities generally varies inversely with changes in prevailing market interest rates. The Trust may be subject to certain reinvestment risks in environments of declining interest rates.

ZERO COUPON SECURITIES. Such securities receive no cash flows prior to maturity, therefore interim price movements on these securities are generally more sensitive to interest rate movements than securities that make periodic coupon payments. These securities appreciate in value over time and can play an important role in helping the Trust achieve its primary objective.

ILLIQUID SECURITIES. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. These securities involve special risks.

NON-U.S. SECURITIES. The Trust may invest up to 10% of its assets in non-U.S. dollar-denominated securities which involve special risks such as currency, political and economic risks, although under current market conditions does not do so.

ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

--------------------------------------------------------------------------------
                     THE BLACKROCK STRATEGIC TERM TRUST INC.
                                    GLOSSARY
--------------------------------------------------------------------------------

ADJUSTABLE RATE MORTGAGE-
  BACKED SECURITIES (ARMS):   Mortgage  instruments  with  interest  rates  that
                              adjust at periodic intervals at a fixed amount relative to the market levels of interest rates as reflected in specified indexes. ARMs are backed by mortgage loans secured by real property.

ASSET-BACKED SECURITIES:      Securities  backed by various types of receivables
                              such as automobile and credit card receivables.

CLOSED-END FUND:              Investment  vehicle which initially offers a fixed
                              number of shares and  trades on a stock  exchange.
                              The fund invests in a portfolio of securities in accordance with its stated investment objectives and policies.

COLLATERALIZED MORTGAGE
OBLIGATIONS (CMO):            Mortgage-backed securities which separate mortgage
                              pools  into   short-,   medium-,   and   long-term
                              securities with different priorities for receipt of principal and interest. Each class is paid a fixed or floating rate of interest at regular intervals. Also known as multiple-class mortgage pass-throughs.

COMMERCIAL MORTGAGE-
BACKED SECURITIES (CMBS):     Mortgage-backed  securities  secured  or backed by
                              mortgage loans on commercial properties.

DISCOUNT:                     When a fund's net asset value is greater  than its
                              stock price the fund is said to be trading at a discount.

DIVIDEND:                     Income  generated by securities in a portfolio and
                              distributed to share-holders shareholders after deduction of expenses. This Trust declares and pays dividends on a monthly basis.

DIVIDEND REINVESTMENT:        Shareholders  may elect to have all  distributions
                              of  dividends  and  capital  gains   automatically
                              reinvested into additional shares of the Trust.

FHA: Federal Housing Administration, a government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages.

FHLMC: Federal Home Loan Mortgage Corporation, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of FHLMC are not guaranteed by the U.S. government, however; they are backed by FHLMC's authority to borrow from the U.S. government. Also known as Freddie Mac.

FNMA: Federal National Mortgage Association, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of FNMA are not guaranteed by the U.S. government, however, they are backed by FNMA's authority to borrow from the U.S. government. Also known as Fannie Mae.

GNMA:                         Government National Mortgage  Association,  a U.S.
                              Government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages. GNMA's obligations are supported by the full faith and credit of the U.S. Treasury. Also known as Ginnie Mae.

GOVERNMENT SECURITIES:        Securities   issued  or  guaranteed  by  the  U.S.
                              government,    or   one   of   its   agencies   or
                              instrumentalities, such as GNMA, FNMA and FHLMC.


INTEREST-ONLY SECURITIES:     Mortgage  securities  including  CMBS that receive
                              only the interest cash flows from an underlying pool of mortgage loans or underlying pass-through securities..

INVERSE-FLOATING RATE
MORTGAGES:                    Mortgage  instruments  with coupons that adjust at
                              periodic intervals according to a formula which sets inversely with a market level interest rate index.

MARKET PRICE:                 Price  per  share  of a  security  trading  in the
                              secondary market. For a closed-end fund, this is the price at which one share of the fund trades on the stock exchange. If you were to buy or sell shares, you would pay or receive the market price.

MORTGAGE DOLLAR ROLLS:        A mortgage  dollar roll is a transaction  in which
                              the Trust  sells  mortgage-backed  securities  for
                              delivery in the current  month and  simultaneously
                              contracts  to  repurchase   substantially  similar
                              (although not the same) securities on a specified future date. During the "roll" period, the Trust does not receive principal and interest payments on the securities, but is compensated for giving up these payments by the difference in the current sales price (for which the security is sold) and lower price that the Trust pays for the similar security at the end date as well as the interest earned on the cash proceeds of the initial sale.

MORTGAGE PASS-THROUGHS:       Mortgage-backed  securities  issued by FNMA FHLMC,
                              GNMA or FHA

NET ASSET VALUE (NAV):        Net asset value is the total  market  value of all
                              securities and other assets held by the Trust, plus income accrued on its investments, minus any liabilities including accrued expenses, divided by the total number of outstanding shares. It is the underlying value of a single share on a given day.
                              Net asset value for the Trust is calculated weekly and published in BARRON'S on Saturday and THE WALL
                              STREET JOURNAL on Monday.

PRINCIPAL-ONLY SECURITIES:    Mortgage   securities   that   receive   only  the
                              principal  cash flows from an  underlying  pool of
                              mortgage   loans   or   underlying    pass-through
                              securities.

PROJECT LOANS:                Mortgages for multi-family,  low- to middle-income
                              housing.

PREMIUM: When a fund's stock price is greater than its net asset value, the fund is said to be trading at a premium.

REMIC: A real estate mortgage investment conduit is a multiple-class security backed by mortgage-backed securities or whole mortgage loans and formed as a trust, corporation, partnership, or segregated pool of assets that elects to be treated as a REMIC for federal tax purposes. Generally, FNMA REMICs are formed as trusts and are backed by mortgage-backed securities.

RESIDUALS:                    Securities     issued    in    connection     with
                              collateralized mortgage obligations that generally
                              represent  the excess cash flow from the  mortgage
                              assets   underlying   the  CMO  after  payment  of
                              principal and interest on the other CMO securities and related administrative expenses.

REVERSE                       In a reverse repurchase agreement, the Trust sells
REPURCHASE AGREEMENTS:        securities  and  agrees  to  repurchase  them at a
                              mutually agreed date and price.  During this time,
                              the Trust  continues to receive the  principal and
                              interest  payments from that security.  At the end
                              of  the  term,   the  Trust   receives   the  same
                              securities that were sold for the same initial dollar amount plus interest on the cash proceeds of the initial sale.

STRIPPED MORTGAGE-BACKED      Arrangements   in  which  a  pool  of   assets  is
SECURITIES:                   separated into two classes that receive  different
                              proportions   of  the   interest   and   principal
                              distributions   from  underlying   mortgage-backed
                              securities. IO's and PO's are examples of strips.

---------
BlackRock
---------

DIRECTORS
Laurence D. Fink, CHAIRMAN
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Clayburn La Force, Jr.
Walter F. Mondale
Ralph L. Schlosstein

OFFICERS
Ralph L. Schlosstein, PRESIDENT
Scott Amero, VICE PRESIDENT
Keith T. Anderson, VICE PRESIDENT
Michael C. Huebsch, VICE PRESIDENT
Robert S. Kapito, VICE PRESIDENT
Richard M. Shea, VICE PRESIDENT/TAX
Henry Gabbay, TREASURER
James Kong, ASSISTANT TREASURER
Karen H. Sabath, SECRETARY

INVESTMENT ADVISOR
BlackRock Advisors, Inc.
400 Bellevue Parkway
Wilmington, DE 19809
(800) 227-7BFM

ADMINISTRATOR
Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, NY 10048
(800) 869-6397

CUSTODIAN
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171
(800) 699-1BFM

INDEPENDENT ACCOUNTANTS
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1434

TRANSFER AGENT
Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311-3977
(800) 869-6397

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, NY 10036

LEGAL COUNSEL - INDEPENDENT DIRECTORS
Debevoise & Plimpton
875 Third Avenue
New York, NY 10022

     The accompanying financial statements as of June 30, 2000 were not audited and accordingly, no opinion is expressed on them.

     This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of any securities.


                     THE BLACKROCK STRATEGIC TERM TRUST INC.
                  c/o Morgan Stanley Dean Witter Advisors Inc.
                                   71st Floor
                             Two World Trade Center
                               New York, NY 10048
                          Call toll free (800) 227-7BFM

[RECYCLE LOGO] Printed on recycled paper                              9247P-10-8



     ---------
     BlackRock
THE  ---------
STRATEGIC TERM
TRUST INC.
---------------------------
CONSOLIDATED
SEMI-ANNUAL REPORT
JUNE 30, 2000

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